UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): July 24, 2025

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On July 24, 2025, Heritage Financial Corporation (“Heritage”) issued a press release announcing its second quarter 2025 results.
A copy of the release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to this Item and the related exhibit is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Heritage for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 7.01    Regulation FD Disclosure
Heritage is filing an investor presentation that it reviewed in conjunction with its earnings release conference call on July 24, 2025.
A copy of the presentation materials is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to this Item and the related exhibit is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Heritage for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01    Other Events
On July 24, 2025, Heritage issued a press release announcing a regular quarterly cash dividend of $0.24 per common share. The dividend will be paid on August 20, 2025 to shareholders of record at the close of business on August 6, 2025.
A copy of the release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release announcing second quarter 2025 results and declares regular cash dividend of $0.24 per share dated July 24, 2025

Exhibit 99.2	Second Quarter 2025 Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
July 24, 2025	/S/ BRYAN MCDONALD
Bryan McDonald
Chief Executive Officer
(Duly Authorized Officer)